Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 2, dated as of February 26, 2009 (this “Amendment”), among INTERNATIONAL PAPER COMPANY, a New York corporation (the “Borrower”), and the Lenders listed on the signature pages hereto, to the Credit Agreement dated as of June 16, 2008, as amended (the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders consent to this Amendment as set forth below;

WHEREAS, Section 9.02(b) of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

Section 2.09(d) of the Credit Agreement is hereby amended by replacing the last sentence with the following:

“All prepayments of Tranche A Loans shall be applied to reduce scheduled repayments required under Section 2.08(a)(i) in direct order of maturity.”

Section 2. Conditions to Effectiveness.

This Amendment shall become effective as of the date when each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting the Required Lenders and (ii) the Borrower, a counterpart of this Amendment signed on behalf of such party;

(b) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent; and

(c) At the time of and after giving effect to the Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Representations and Warranties.

In order to induce the Lenders and the Administrative Agent to authorize this Amendment, the Borrower represents and warrants to each of the Lenders that both before and after giving effect to this Amendment:

(a) The execution, delivery, and performance of this Amendment by the Borrower is within the corporate power and authority of the Borrower and has been duly authorized by all necessary corporate action.

(b) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid, and binding obligations of each of the Obligors, enforceable in accordance with their terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditor’s rights generally.

(c) At the time of and after giving effect to the Amendment, no Default or Event of Default has occurred and is continuing.

Section 4. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent or the Co-Documentation Agents under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 9. Reference to the Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

Section 10. Binding Effect. This Amendment and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

INTERNATIONAL PAPER COMPANY

By:	/s/ Errol Harris
	Name:	Errol Harris
	Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

COBANK, ABC, as a Lender

By:	/s/ Michael Tousignant
	Name:	Michael Tousignant
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael L. Letson
	Name:	Michael L. Letson
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ L. Peter Yetman
	Name:	L. Peter Yetman
	Title:	SVP

BNP PARIBAS, as a Lender

By:	/s/ Richard Pace
	Name:	Richard Pace
	Title:	Managing Director

By:	/s/ Nuala Marley
	Name:	Nuala Marley
	Title:	Managing director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as a Lender

By:	/s/ Michael D’Anna
	Name:	Michael D’Anna
	Title:	Director

By:	/s/ Krister Holm
	Name:	Krister Holm
	Title:	Managing Director

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Rod Hurst
	Name:	Rod Hurst
	Title:	Managing Director

By:	/s/ Yuri Muzichenko
	Name:	Yuri Muzichenko
	Title:	Director

Regions Bank, as a Lender

By:	/s/ Bryan W. Ford
	Name:	Bryan W. Ford
	Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Andrew S. Green
	Name:	Andrew S. Green
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Ravneet Mumick
	Name:	Ravneet Mumick
	Title:	Authorized Signatory

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

THE BANK OF NOVIA SCOTIA, as a Lender

By:	/s/ Paula Czach
	Name:	Paula Czach
	Title:	Director

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

Nordea Bank Finland Plc, Acting through its New York and Grand Cayman Branches, as a Lender

By:	/s/ Henrik M. Steffensen
	Name:	Henrik M. Steffensen
	Title:	Senior Vice President

By:	/s/ Leena Parker
	Name:	Leena Parker
	Title:	Vice President

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

The Governor and Company of the Bank of Ireland, as a Lender

By:	/s/ Carla Ryan
	Name:	Carla Ryan
	Title:	Associate Director

By:	/s/ Peter O’Connor
	Name:	Peter O’Connor
	Title:	Deputy Manager

LANDESBANK BADEN-WUERTTEMBERG NEW YORK AND/OR GRAND CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Francois Delangle
	Name:	Francois Delangle
	Title:	Vice President

By:	/s/ Carolyn Gutbrod
	Name:	Carolyn Gutbrod
	Title:	Vice President

PNC Bank, National Association, as a Lender

By:	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Matt H. Jeffords
	Name:	Matt H. Jeffords
	Title:	Assistant Vice President

First Tennessee Bank, as a Lender

By:	/s/ Matthew A. Wages
	Name:	Matthew A. Wages
	Title:	Vice President

CATHAY UNITED BANK, as a Lender

By:	/s/ Clement Au
	Name:	Clement Au
	Title:	VP & Deputy General Manager

AMERICAN SAVINGS BANK, FSB, as a Lender

By:	/s/ Carl A. Morita
	Name:	Carl A. Morita
	Title:	Vice President

AGFIRST FARM CREDIT BANK, as a Voting Participant

By:	/s/ Matt H. Jeffords
	Name:	Matt H. Jeffords
	Title:	Assistant Vice President

AMERICAN AGCREDIT FMA, as a Lender

By:	/s/ Vern Zander
	Name:	Vern Zander
	Title:	Vice President

BADGERLAND FINANCIAL F/K/A BADGERLAND FARM CREDIT SERVICES, as a Lender

By:	/s/ Kenneth H. Rue
	Name:	Kenneth H. Rue
	Title:	authorized signatory

FARM CREDIT SERVICES OF THE MOUNTAIN PLAINS, FLCA, as a Voting Participant of CoBank, ACB

By:	/s/ Bradley K. Leafgren
	Name:	Bradley K. Leafgren
	Title:	Vice President

FARM CREDIT WEST, FLCA as a Lender

By:	/s/ Ben Madonna
	Name:	Ben Madonna
	Title:	Vice President

FRESNO-MADERA PRODUCTION CREDIT ASSOCIATION, as a Lender

By:	/s/ Bruce L. McAbee
	Name:	Bruce L. McAbee
	Title:	Executive Vice President

UNITED FCS, FLCA d/b/a/ FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Lisa Caswell
	Name:	Lisa Caswell
	Title:	Assistant Vice President